C E N T R A L   S E C U R I T I E S   C O R P O R A T I O N





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                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 1998

TO THE STOCKHOLDERS OF


     CENTRAL SECURITIES CORPORATION:


     Financial data for the quarter ended September 30, 1998 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.


     Comparative market values of net assets are as follows:



                                                   Sept. 30, 1998      June 30, 1998      Dec. 31, 1997
                                                  ----------------   ----------------   ----------------
Net assets ....................................    $399,768,321       $462,071,326       $434,423,053
Convertible Preference Stock at liquidation
  preference ..................................      (8,988,450)        (8,988,575)        (9,040,850)
                                                   ------------       ------------       ------------
Net assets applicable to Common Stock .........    $390,779,871       $453,082,751       $425,382,203
                                                   ============       ============       ============
Net asset coverage per share of Convertible
  Preference Stock ............................    $   1,111.89       $   1,285.16       $   1,201.28
Net assets per share of Common Stock ..........           27.58              31.91              29.97
Pro forma net assets per share, reflecting
  conversion of the Convertible Preference
  Stock .......................................           25.95              29.94              28.14
   Shares of Convertible Preference Stock
     outstanding ..............................         359,538            359,543            361,634
   Shares of Common Stock outstanding .........      14,166,949         14,198,932         14,191,745

     Comparative figures of income are as follows:



                                                                         Nine months ended September 30,
                                                                        ---------------------------------
                                                                              1998              1997
                                                                        ---------------   ---------------
Net investment income ...............................................   $ 4,019,830       $ 3,543,806
   Number of times Preferred dividend earned ........................          7.4               6.5
   Per share of Common Stock ........................................           .25*              .22*
Net realized gain on sale of investments ............................    20,569,234        27,057,418
Increase (decrease) in net unrealized appreciation of
  investments .......................................................   (55,097,640)       74,709,835
Increase (decrease) in net assets resulting from operations .........   (30,508,576)      105,311,059

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* Per-share data are based on the average number of Common shares outstanding during the nine-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.


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

                          PRINCIPAL PORTFOLIO CHANGES


                         July 1 to September 30, 1998
                   (Common Stock unless specified otherwise)



                                                                Number of Shares
                                                    -----------------------------------------
                                                                                    Held
                                                                                September 30,
                                                     Purchased       Sold           1998
                                                    -----------   ----------   --------------
The Bank of New York Company, Inc. ..............    550,000*                    1,100,000
Cabletron Systems, Inc. .........................    180,000                       180,000
Capital One Financial Corporation ...............                    8,000         202,000
Cyprus Amax Minerals Company ....................                  300,000              --
Deltic Timber Corporation .......................                   20,000          50,000
Electronic Data Systems Corporation .............                  200,000         100,000
First Data Corporation ..........................                  100,000              --
Intel Corporation ...............................                   55,000         450,000
Martin Color-Fi, Inc. ...........................                   10,000         220,000
Mercantile International Petroleum Inc. .........                  300,000              --
Peerless Systems Corporation ....................    107,500                       272,500
Rohm and Haas Company ...........................    200,000*                      300,000

---------
* Stock split.
                                 -----------
     In the quarter ended September 30, 1998 the Corporation repurchased 32,000 shares of its Common Stock on the American Stock Exchange at an average price per share of $23.91. The Corporation may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     Stockholders' inquiries are welcome.


                               CENTRAL SECURITIES CORPORATION

                                  WILMOT H. KIDD, PRESIDENT
375 Park Avenue
New York, NY 10152
October 21, 1998


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

                            BOARD OF DIRECTORS



DONALD G. CALDER                          DUDLEY D. JOHNSON
 President                                 President
 G. L. Ohrstrom & Co., Inc.                Young & Franklin Inc.
 New York, NY                              Liverpool, NY

JAY R. INGLIS                              WILMOT H. KIDD
  Executive Vice President                    President
  Holt Corporation
  New York, NY


                             C. CARTER WALKER, JR.
                                Washington, CT




                                    OFFICERS

                  WILMOT H. KIDD, President
                  CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary





                                     OFFICE

                      375 Park Avenue, New York, NY 10152
                                  212-688-3011
                           www.centralsecurities.com



          CUSTODIAN


            The Chase Manhattan Bank, N.A.
                        4 New York Plaza, New York, NY 10004



          TRANSFER AGENT AND REGISTRAR


            First Chicago Trust Company of New York
                        P.O. Box 2500, Jersey City, NJ 07303-2500



          INDEPENDENT AUDITORS


            KPMG Peat Marwick LLP
                        345 Park Avenue, New York, NY 10154

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